BLACKROCK FUNDSSM

BlackRock Sustainable Aware Advantage Global Equity Fund

Supplement dated June 13, 2025 to the Summary Prospectuses,

Prospectuses and Statement of Additional Information of the Fund,

each dated June 12, 2025, as amended or supplemented to date

On May 20, 2025, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series, BlackRock Sustainable Aware Advantage Global Equity Fund (formerly, BlackRock Sustainable Advantage Global Equity Fund) (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on July 11, 2025, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about July 18, 2025 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-SAGE-0625SUP